UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2014

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39300 Civic Center Drive, Suite 160 Fremont, CA		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Identive Group, Inc.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director

Identiv, Inc. (formerly known as Identive Group, Inc.) (the “Company”) held its 2014 Annual Meeting of Stockholders on May 22, 2014 (the “Annual Meeting”). Effective as of the date of the Annual Meeting, Dr. Hans Liebler, a director of the Company since June 2008, completed his service as a director of the Company. Dr. Liebler’s departure from the Board of Directors is not the result of any dispute or disagreement with the Company.

Amendments to 2011 Incentive Compensation Plan

At the Annual Meeting, the stockholders of the Company approved the amendment of the Company’s 2011 Incentive Compensation Plan (the “2011 Plan”) to, among other things, increase the aggregate maximum number of shares that may be issued under the 2011 Plan by 10,000,000 shares to 18,599,561 and to increase the individual participant fiscal year grant limits for certain equity-based awards from 500,000 shares to 1,500,000 shares.

The foregoing is a summary only and does not purport to be a complete description of all of the amendments to the 2011 Plan, and is subject to and qualified in its entirety by reference to the full text of the 2011 Plan, as amended, which was filed by the Company as Annex B to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2014, which 2011 Plan is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 22, 2014, the Company filed a Certificate of Amendment to its Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to (i) change its name from “Identive Group, Inc.” to “Identiv, Inc.” (the “Name Change”) and (ii) effect a 1-for-10 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders, by an affirmative vote of at least a majority of the shares of common stock outstanding and entitled to vote on the matters, approved both a proposal to effect the Name Change and a proposal authorizing the Company’s Board of Directors, in its discretion, to effect a reverse stock split of the Company’s outstanding shares of common stock at any whole number ratio not less than 1-for-3 and not greater than 1-for-10. Following the Annual Meeting, the Board of Directors approved the reverse stock split with a ratio of 1-for-10.

As a result of the Reverse Stock split, every ten shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of the Company’s common stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Commencing on May 27, 2014, trading of the Company’s common stock will continue on the NASDAQ Capital Market on a reverse stock split-adjusted basis. The Company’s trading symbol will remain “INVE.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 45170X205.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 22, 2014, the Company held its 2014 Annual Meeting of Stockholders. The final results for each of the matters submitted to the stockholders at the Company’s 2014 Annual Meeting of Stockholders are as follows:

Proposal 1. The election of two Class I directors to serve until the expiration of their terms or until their successors are duly elected and qualified or until they are removed or resign:

	For	Withheld	Broker Non-Votes
Steven Humphreys	32,871,980	9,159,645	12,823,920
Daniel Wenzel	37,580,505	4,451,120	12,823,920

Proposal 2. To approve the Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation. and to authorize the Board of Directors to effect a reverse stock split of the Company’s common stock at a ratio within the range of 1-for-3 to 1-for-10, such ratio to be determined in the discretion of the Board of Directors:

For	Against	Abstain	Broker Non-Votes
51,870,804	2,497,524	487,217	—

Proposal 3. To approve the Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 130,000,000 to 145,000,000 shares:

For	Against	Abstain	Broker Non-Votes
45,557,883	8,146,081	1,151,581	—

In the Company’s 2014 Proxy Statement, the Company stated that in the event Proposal No. 2 relating to the Reverse Stock Split is approved and adopted, the Company will not effect the increase in the authorized shares of common stock pursuant to this Proposal No. 3. As a result, we did not effect the increase in the authorized shares of common stock pursuant to this Proposal No. 3 and the authorized shares remain at 130,000,000.

Proposal 4. To approve the Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to change the name of the Company from “Identive Group, Inc.” to “Identiv, Inc.”:

For	Against	Abstain	Broker Non-Votes
54,071,394	211,769	572,382	—

Proposal 5. To approve amendments to the Company’s 2011 Incentive Compensation Plan to increase the number of shares reserved for issuance by 10,000,000 shares and to increase certain individual award limits:

For	Against	Abstain	Broker Non-Votes
27,032,531	11,322,003	3,677,091	12,823,920

Proposal 6. To ratify the appointment of BDO USA, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2014:

For	Against	Abstain
53,131,361	744,461	979,723

Proposal 7. To vote on a non-binding advisory resolution on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
38,677,636	2,528,045	825,944	12,823,920

Item 8.01 Other Events.

On May 22, 2014, the Company issued a press release announcing the Name Change and the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation

10.1	2011 Incentive Compensation Plan, as amended, incorporated by reference to Annex B of the Company’s Definitive Proxy Statement filed on April 28, 2014

99.1	Press Release dated May 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDENTIVE GROUP, INC.

May 23, 2014	By:	/s/ Brian Nelson
Brian Nelson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation

10.1	2011 Incentive Compensation Plan, as amended, incorporated by reference to Annex B of the Company’s Definitive Proxy Statement filed on April 28, 2014

99.1	Press Release dated May 22, 2014

.